UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest reported)   April 16, 2004
                                                    ------------------

                                Unitrend, Inc.
                                --------------
            (Exact name of registrant as specified in its charter)

              Nevada             001-15777           34-1904923
          --------------      --------------       --------------
         (State or other       (Commission         (IRS Employer
         jurisdiction of       File Number)      Identification No.)
          incorporation


          4665 W. Bancroft St., Toledo, Ohio                  43615
         ------------------------------------               ----------
        (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code  419-536-2090
                                                           ------------

                                      N/A
        --------------------------------------------------------------
         (Former name or former address, if changed since last report)





ITEM 5. OTHER EVENTS.

Unitrend, Inc has made available a letter to its shareholders dated April
16, 2004.   A  copy of the  letter is being filed as Exhibit 99.1 to this form 8-K and is incorporated herein by reference in its entirety.


ITEM 7. EXHIBITS.

  - 99.1 Shareholder Letter dated April 16, 2004.



                                      UNITREND, INC.

Dated: April 16, 2004        By:   /S/  CONRAD A.H. JELINGER
                                      --------------------------------------
                                      Conrad A.H. Jelinger
                                      Chief Executive Officer, Interim Chief
                                      Financial Officer and President

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